                                                                    EXHIBIT 10.6


                               FIRST MODIFICATION
                                       OF
                           SECOND AMENDED AND RESTATED
                       CREDIT AGREEMENT AND LOAN DOCUMENTS


         This First Modification of Second Amended and Restated Credit Agreement and Loan Documents (this "Agreement") is made this ____ day of April, 2000, by and among THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), FLEET NATIONAL BANK, formerly known as BANKBOSTON, N.A. ("BKB"), a national banking association having its principal place of business at 111 Westminster Street, Providence, Rhode Island 02903 ("Fleet"), BANK UNITED, and FLEET NATIONAL BANK, as Agent (the "Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H:

         IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Borrower, Fleet and Agent hereby covenant and agree as follows:

         1. RECITALS. The following Recitals are true and correct as of the date of this Agreement.

                  (a) The Borrower, BKB and BKB, as agent, entered into that certain Second Amended and Restated Credit Agreement dated as of November 30, 1999 (as may be amended or modified from time to time, the "Credit Agreement").

                  (b) The parties to the Credit Agreement wish to further amend and modify the Credit Agreement and the other Loan Documents.

                  (c) All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

         2.       AMENDMENTS.

                  (a) The Credit Agreement is hereby modified by deleting
Section 2.11 and inserting the following in lieu thereof:

                           "Section 2.11 REPURCHASE OF EXISTING SENIOR
                  INDEBTEDNESS. Borrower may repurchase not less than eighty percent (80%) of the principal amount outstanding of the Existing Senior Indebtedness ("Senior Repurchase") at any time prior to April 30, 2000, at a price equal to the principal amount outstanding under the Existing Senior Indebtedness plus a premium ("Repurchase Premium") not to exceed $1,200,000.00. The Commitment Amount will be increased by $25,000,000.00 at the time of such Senior Repurchase. The total cost of the Senior Repurchase ("Existing Senior Indebtedness Repurchase Cost") shall equal the sum of the principal amount of the Existing Senior Indebtedness purchased by the Borrower PLUS the Repurchase Premium."

                  (b) Any reference to "$35,000,000.00" in the Loan Documents shall mean $55,000,000.00".

                  (c) The Credit Agreement is hereby modified by deleting
Schedule 1 attached to the Credit Agreement and inserting in lieu thereof
SCHEDULE 1 attached hereto.

                  (d) Any reference in any of the Loan Documents to "BankBoston, N.A." or "BKB" shall mean "Fleet National Bank, a national banking association" or "Fleet" respectively.

                  (e) Any reference in any of the Loan Documents to "Agent" shall mean "Fleet National Bank, as Agent."

         3. EFFECTIVE DATE. The Effective Date of this Agreement shall be as of April ___, 2000.

         4. RATIFICATION. Except as modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the Borrower hereby ratifies the terms and conditions thereof.

         5. NO DEFAULT OR EVENT OF DEFAULT. By its execution hereof, Borrower warrants and represents that there does not, as of the date hereof, exist a default, event of default or event or circumstance with which the passage of time or giving of notice, or both, would constitute a default or event of default under any of the Loan Documents. By its execution hereof, Borrower reaffirms, as of the date hereof, all of the representations, warranties and indemnities contained in the Loan Documents except to the extent any of the representations or warranties speak to a specific earlier date, or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Documents. As of the date hereof, Borrower has no defense, offset or counterclaim against the indebtedness evidenced or secured by any of the Loan Documents, as amended, or against the Agent or the Banks.

         6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Fleet and the other parties to the Loan Documents and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         7. CROSS REFERENCE. All references in the Loan Documents to the Credit Agreement shall hereafter include the modifications to the Credit Agreement set forth herein.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

         IN WITNESS WHEREOF, the undersigned Borrower, Fleet and Agent have hereunto caused this Agreement to be executed by their duly authorized corporate officers and their seal to be affixed hereto as of the day and year first above written.

                              THE ROTTLUND COMPANY, INC., a
                              Minnesota corporation


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              FLEET NATIONAL BANK., a national
                              banking association


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------

                              BANK UNITED


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------

                              FLEET NATIONAL BANK, as Agent


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------

         The undersigned guarantors hereby agree to all modifications of the Credit Agreement contained in this Agreement and hereby ratify and reaffirm their respective Amended and Restated Subsidiary Guaranty dated as of November 30, 1999.

                              NORTHCOAST MORTGAGE, INC.


                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------

                              ROTTLUND HOMES OF FLORIDA, INC.


                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------

                              ROTTLUND HOMES OF INDIANA, INC.


                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------

                              ROTTLUND HOMES OF INDIANA
                              LIMITED PARTNERSHIP

                              By: Rottlund Homes of Indiana, Inc.,
                                  Its General Partner

                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------

                              ROTTLUND HOMES OF IOWA, INC.


                              By:
                                 -----------------------------------------------
                              Its.
                                  ----------------------------------------------

                              ROTTLUND HOMES OF NEW JERSEY


                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------